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                                                                   EXHIBIT 10.1

                            ROCKY SHOES & BOOTS, INC.
                           [INCENTIVE / NONSTATUTORY]
                             STOCK OPTION AGREEMENT
                                    UNDER THE
                            2004 STOCK INCENTIVE PLAN

         Rocky Shoes & Boots, Inc. (the "Company") hereby grants, effective this day of ______________, ______ (the "Effective Date") to (the "Optionee") an option to purchase shares of its common stock, without par value (the "Option Shares"), at a price of __________________ Dollars ($_____________ ) per share pursuant to the Company's 2004 Stock Incentive Plan (the "Plan"), subject to the following:

        1. RELATIONSHIP TO THE PLAN. This option is granted pursuant to the Plan, and is in all respects subject to the terms, provisions and definitions of the Plan and any amendments thereto. The Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and conditions thereof. The Optionee accepts this option subject to all the terms and provisions of the Plan (including without limitation provisions relating to nontransferability, exercise of the option, sale of the option shares, termination of the option, adjustment of the number of shares subject to the option, and the exercise price of the option). The Optionee further agrees that all decisions and interpretations made by the Stock Option and Compensation Committee (the "Committee"), as established under the Plan, and as from time to time constituted, are final, binding, and conclusive upon the Optionee and his or her heirs. This option [is/is not] an Incentive Stock Option under the Plan.

        2. TIME OF EXERCISE. This option may be exercised, from time to time, in full or in part, by the Optionee to the extent the option is vested based upon the number of full years the Optionee is an employee of the Company after the Effective Date (the "Vested Percentage") and remains exercisable (subject to the provisions herein and the Plan) until it has been exercised as to all of the Shares or the _____ anniversary of the Effective Date, whichever occurs first. The Optionee is entitled to exercise this option to the extent of the percentage of, and not to exceed in the aggregate, the maximum number of the Shares, based upon the Vested Percentage, from time to time, as determined in accordance with the following schedule:

                 Years of Employment                    Total
                After the Effective Date           Vested Percentage
                ------------------------           -----------------



Notwithstanding the foregoing, this option may not be exercised unless (i) the Option Shares are registered under the Securities Act of 1933, as amended, and are registered or qualified under applicable state securities or "blue sky" laws, or (ii) the Company has received an opinion of counsel to the Company to the effect that the option may be exercised and Option Shares may be issued by the Company pursuant thereto without such registration or qualification. If this option is not otherwise exercisable by reason of the foregoing sentence, the Company will take reasonable steps to comply with applicable state and federal securities laws in connection with such issuance.

[Alternate language for Section 2 for non-employee director grants:

       2. TIME OF EXERCISE. This option is vested at the date of grant but may not be exercised prior to the one year anniversary of the Effective Date. It may thereafter be exercised from time to time in full or in part and shall remain exercisable (subject to the provisions of the Plan) until it has been exercised as to all shares subject hereto or the _____ anniversary of the Effective Date, whichever occurs first. Notwithstanding the foregoing, this option may not be exercised unless (i) the Option Shares are registered under the Securities Act of 1933, as amended, and are registered or qualified under applicable state securities or "blue sky" laws, or (ii) the Company has received an opinion of counsel to the Company to the effect that the option may be exercised and Option Shares may be issued by the Company pursuant thereto without such registration or qualification. If this option is not otherwise exercisable by reason of the foregoing sentence, the Company will take reasonable steps to comply with applicable state and federal securities laws in connection with such issuance.]


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        3. METHODS OF EXERCISE. This option is exercisable by delivery to the
Company of written notice of exercise which specifies the number of shares to be purchased and the election of the method of payment therefor, which will be one of the methods of payment specified in paragraph 11(c) of the Plan. If payment is otherwise than payment in full in cash, the method of payment is subject to the consent of the Committee. Upon receipt of payment for the shares to be purchased pursuant to the option or, if applicable, the shares to be delivered pursuant to the election of an alternative payment method, the Company will deliver or cause to be delivered to the Optionee, to any other person exercising this option, or to a broker or dealer if the method of payment specified in clause (iv) of paragraph 11(c) of the Plan is elected, a certificate or certificates for the number of shares with respect to which this option is being exercised, registered in the name of the Optionee or other person exercising the option, or if appropriate, in the name of such broker or dealer; provided, however, that if any law or regulation or order of the Securities and Exchange Commission or other body having jurisdiction over the exercise of this option will require the Company or Optionee (or other person exercising this option) to take any action in connection with the shares then being purchased, the delivery of the certificate or certificates for such shares may be delayed for the period necessary to take and complete such action.

        4. ACQUISITION FOR INVESTMENT. This option is granted on the condition that the acquisition of the Option Shares hereunder will be for the account of the Optionee (or other person exercising this option) for investment purposes and not with a view to resale or distribution, except that such condition will be inoperative if the Option Shares are registered under the Securities Act of 1933, as amended, or if in the opinion of counsel for the Company such shares may be resold without registration. At the time of any exercise of the option, the Optionee (or other person exercising this option) will execute such further agreements as the Company may require to implement the foregoing condition and to acknowledge the Optionee's (or such other person's) familiarity with restrictions on the resale of the Option Shares under applicable securities laws.

        5. DISPOSITION OF SHARES. The Optionee or any other person who may exercise this option will notify the Company within seven (7) days of any sale or other transfer of any Option Shares, and the Company may place a legend on the Option Shares to such effect. If any class of equity securities of the Company is registered pursuant to section 12 of the Securities Exchange Act of 1934, as amended, and the Optionee or any other person who may exercise this option is subject to section 16 of that Act by virtue of such Optionee's or person's relationship to the Company, the Optionee or other person exercising this Option agrees not to sell or otherwise dispose of any Option Shares unless at least six (6) months have elapsed from the Effective Date.

        6. WITHHOLDING. As a condition to the issuance of any of the Shares under this Option, Optionee or any person who may exercise this Option authorizes the Company to withhold in accordance with applicable law from any salary, wages or other compensation for services payable by the Company to or with respect to Optionee any and all taxes required to be withheld by the Company under federal, state or local law as a result of such Optionee's or such person's receipt or disposition of Shares purchased under this Option. If, for any reason, the Company is unable to withhold all or any portion of the amount required to be withheld, Optionee (or any person who may exercise this Option) agrees to pay to the Company upon exercise of this Option an amount equal to the withholding required to be made less the amount actually withheld by the Company.

        7. GENERAL. This Agreement will be construed as a contract under the laws of the State of Ohio without reference to Ohio's choice of law rules. It may be executed in several counterparts, all of which will constitute one Agreement. It will bind and, subject to the terms of the Plan, benefit the parties and their respective successors, assigns, and legal representatives.

       IN WITNESS WHEREOF, the Company and the Optionee have executed this Agreement as of the date first above written.

OPTIONEE:                                 ROCKY SHOES & BOOTS, INC.


                                          By:
---------------------------------            --------------------------------

                                          Its:
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